Item 1: Report to Shareholders

Capital Opportunity Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

The U.S. stock market enjoyed a robust rally in 2006, its fourth consecutive year of positive performance. Though the economy weakened as the year went on, stocks drew support from stronger-than-expected corporate earnings, a record-setting year for mergers and acquisitions, and an apparent end to the Federal Reserve’s two-year series of interest rate hikes. Thanks to a sharp rise in the last six months, most of the major stock indexes delivered double-digit gains for the year.

As the accompanying table shows, your fund kept pace with the broader market in 2006. The Capital Opportunity Fund returned 15.81% for the year, almost exactly even with the S&P 500 Stock Index but comfortably ahead of the Lipper Large-Cap Core Funds Index. (Returns for Advisor and R Class shares reflect a different fee structure.) As with the broader market, most of the fund’s gains came in the second half of the year, when it returned 13.03%, outpacing the index and the Lipper group. Stock selection among information technology and utilities stocks contributed favorably to performance compared with the S&P 500, while stock choices in the financials sector worked against us.

HIGHLIGHTS

• Most major stock indexes produced double-digit gains in 2006, thanks to a strong advance in the second half of the year.

• The Capital Opportunity Fund surpassed its Lipper peer group index in both periods and the S&P 500 Index in the last six months.

• Our strategy is to add value through individual stock selection while maintaining sector weightings comparable to those of the S&P 500. In 2006, stock selection was most successful in the information technology sector, which lagged amid limited enthusiasm for growth stocks.

• As earnings growth moderates, rigorous research and comprehensive analysis become increasingly important, and that’s where our investment approach typically excels.

MARKET ENVIRONMENT

U.S. economic growth decelerated in 2006 as the economy posted a lower growth rate in each successive quarter. A main contributor to the slowing economy was a slump in the housing market, which had been an important engine of growth during the economic expansion of the last several years. As a result, the Federal Reserve held short-term interest rates steady during the second half of the year, ending a sequence of 17 rate hikes enacted between June 2004 and June 2006.

Despite the modest slowdown in the economy, corporate earnings held up very well in 2006. The companies in the S&P 500 posted their 18th consecutive quarter of double-digit earnings growth, a record-breaking streak that dates back to the second quarter of 2002. Merger activity also picked up during the year, with a record high $4 trillion in deals worldwide. Some of the biggest transactions were leveraged buyouts by private equity firms, which accounted for almost 20% of the year’s mergers.

Stocks were sluggish in the first half of the year, but the Fed’s shift to a neutral stance—combined with unexpectedly strong earnings, declining energy prices, and a heavy slate of mergers—helped stoke a strong rally in the last six months. For the year, small-cap stocks led the market’s advance, with the small-cap Russell 2000 Index’s 18.37% return outpacing the 15.79% return of the S&P 500. Value stocks continued to substantially outperform growth, as they have for much of the decade.

The top-performing sector of the market in 2006 was telecommunication services, which was one of the busiest areas for mergers and acquisitions. Energy and utilities stocks also performed well, despite a pronounced decline in oil and gas prices in the second half of the year. On the other side of the coin, information technology and health care were the only sectors of the market to post single-digit gains, reflecting investors’ limited enthusiasm for growth stocks.

PORTFOLIO REVIEW

Financial stocks, which comprised the largest sector weighting in the portfolio (22% of assets as of December 31, 2006), contributed favorably to absolute performance in 2006. Capital markets firms were the best performers, led by investment bank Goldman Sachs. The company benefited from the favorable environment in the financial markets and increased merger and acquisition activity. Diversified financial services providers JPMorgan Chase and Citigroup were also among the fund’s top 10 performance contributors. Another area of strength in the financials sector was real estate investment trusts (REITs), which enjoyed their seventh-straight year of outperformance versus the overall stock market. Our best contributor, office REIT Boston Properties, had significant exposure to the New York City office market, where rents ascended to record-high levels late in the year. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents in the portfolio.)

Despite healthy absolute returns, the portfolio’s financials stocks underperformed their counterparts in the S&P 500. Exposure to online brokerage firms TD Ameritrade Holding and E*TRADE Financial weighed the most on relative results. TD Ameritrade wrestled with weak trading volumes and fell short of earnings expectations, leading us to sell the stock in the second half of the year. Although E*TRADE reported better earnings, the stock declined along with other online brokers in the fourth quarter when Bank of America offered free online trading to a select group of customers. We continue to like E*TRADE’s prospects and added to our holdings during the year.

The portfolio’s telecommunication services and utilities holdings (which together totaled about 7% of assets at the end of the period) posted the best returns in the portfolio. The top contributor in the telecom sector was BellSouth, which soared after agreeing to be acquired by competitor AT&T. We also benefited from positions in cell phone tower operators American Tower Systems and Crown Castle International, which were the most notable fund holdings outside of the S&P 500. Among utilities stocks, Louisiana-based electric utility Entergy delivered strong results as higher prices for nuclear-generated power helped the company exceed earnings expectations.

Although oil prices declined modestly in 2006, energy stocks (10% of fund assets) continued to produce outsized returns. The top individual performance contributor, both for the year and for the last six months, was energy producer ExxonMobil, which was also the fund’s largest holding at the end of the year. ExxonMobil reported quarterly earnings of more than $10 billion as the company increased production and expanded profit margins. Schlumberger, the largest energy services provider in the world, also performed well as oil drilling and exploration activity continued to increase during the year, boosting demand and profits.

The core principle of our investment approach is to add value through individual stock selection rather than sector weightings. In 2006, stock selection was most successful in the information technology sector (15% of assets as of December 31), especially among communications equipment makers and software companies. Our top contributor in this sector was networking products manufacturer Cisco Systems, which surged 60% for the year. Cisco successfully integrated its acquisition of set-top box maker Scientific-Atlanta and benefited from the growing trend toward video on demand. In the software segment, IT security software maker McAfee posted a strong return as it captured market leadership from Symantec. The company has a promising growth outlook and an attractive valuation, which makes it an appealing takeover target. Other significant contributors in the tech sector included Apple Computer, which continued to ride the iPod wave, and Microsoft, which rallied on improving sales of its Xbox gaming console and the impending release of its new Vista operating system.

Although the fund’s technology holdings generally did well, some of the biggest detractors from performance were also from the tech sector. The two weakest performers were companies that lost market share to resurgent rivals: chipmaker Intel struggled with new product delays and ceded some market share to Advanced Micro Devices, while Internet search engine Yahoo! failed to keep pace with the startling growth of Google. Electronic equipment manufacturer Jabil Circuit also declined sharply in 2006 amid operational issues that crimped earnings and an SEC investigation into possible backdating of stock options.

Health care (12% of assets) was another sector of the portfolio where stock selection added value. Health care services providers Cigna and Humana aided relative performance as rising enrollment figures led to stronger-than-expected earnings for both companies. Some of the big pharmaceutical companies, most notably Merck and Pfizer, recovered in 2006 after product recalls and generic competition weighed on the stocks in 2005. As with the tech sector, some health care holdings were also at the bottom of the performance ledger. Health services provider UnitedHealth Group slumped after a stock-options backdating investigation, while health care equipment companies Boston Scientific and St. Jude Medical were hurt by slowing sales and product recalls.

Finally, we would be remiss if we didn’t mention the top two contributors to relative performance for the year—department store chain Kohl’s and casino operator Wynn Resorts. Kohl’s raised earnings through better execution and cost management, while Wynn Resorts rallied on high expectations for growth in Macau, a major Asian gaming destination.

OUTLOOK

The U.S. economy is downshifting to a more moderate pace of growth after several years of robust expansion. Corporate profit growth is also likely to decelerate, which could be a headwind for stock prices. However, recent declines in commodity prices and long-term interest rates are supportive for equities, and corporate balance sheets remain strong.

As earnings growth moderates, careful stock selection becomes increasingly important, and that’s where our investment approach typically excels. We emphasize rigorous research and comprehensive analysis to seek out companies that we believe have the greatest potential for capital appreciation. We are confident that this strategy will serve investors well over the long term.

Respectfully submitted,

William J. Stromberg
President of the fund and chairman of its Investment Advisory Committee

January 17, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

GLOSSARY

Lipper indexes: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Tracks the stocks of 2,000 small U.S. companies.

S&P 500 Stock Index: Tracks the stocks of 500 mostly large U.S. companies.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares/$ Par	Value
COMMON STOCKS 99.2%		
CONSUMER DISCRETIONARY 10.0%		
Automobiles 0.2%		
Harley-Davidson	6,000	423
		423
Distributors 0.1%		
Genuine Parts	5,900	280
		280
Diversified Consumer Services 0.1%		
Apollo Group, Class A (1)	1,800	70
H&R Block	10,100	233
		303
Hotels, Restaurants & Leisure 1.1%		
Harrah's Entertainment	5,900	488
Hilton	6,700	234
International Game Technology	14,500	670
Marriott, Class A	10,500	501
Wyndham Worldwide (1)	3,224	103
Wynn Resorts	5,300	497
		2,493
Household Durables 0.5%		
D. R. Horton	11,800	313
Fortune Brands	2,300	196
Harman International	1,500	150
Lennar, Class A	9,900	519
		1,178
Internet & Catalog Retail 0.4%		
Amazon.com (1)	24,200	955
		955
Leisure Equipment & Products 0.1%		
Brunswick	3,600	115

Textiles, Apparel & Luxury Goods 0.1%		
Nike, Class B	3,100	307
		307
Total Consumer Discretionary		22,865
CONSUMER STAPLES 8.9%		
Beverages 2.0%		
Anheuser-Busch	16,675	820
Coca-Cola	41,740	2,014
PepsiCo	28,265	1,768
		4,602
Food & Staples Retailing 2.1%		
Costco Wholesale	9,600	507
CVS	14,200	439
Kroger	7,100	164
Sysco	15,000	551
Wal-Mart	46,860	2,164
Walgreen	19,500	895
Whole Foods Market	1,000	47
		4,767
Food Products 0.5%		
Archer-Daniels-Midland	6,600	211
General Mills	9,555	551
Kellogg	7,390	370
Sara Lee	4,600	78
		1,210
Household Products 2.4%		
Clorox	4,400	282
Colgate-Palmolive	7,585	495
Kimberly-Clark	6,100	415

Procter & Gamble	66,561	4,278
		5,470
Personal Products 0.3%		
Avon	19,800	654
		654
Tobacco 1.6%		
Altria Group	42,610	3,657
		3,657
Total Consumer Staples		20,360
ENERGY 10.2%		
Energy Equipment & Services 2.4%		
Baker Hughes	10,620	793
BJ Services	8,280	243
FMC Technologies (1)	5,090	314
Grant Prideco (1)	11,200	445
Halliburton	4,300	133
Nabors Industries (1)	8,400	250
National Oilwell Varco (1)	2,500	153
Schlumberger	33,080	2,089
Transocean (1)	11,740	950
		5,370
Oil, Gas & Consumable Fuels 7.8%		
Anadarko Petroleum	4,508	196
Chevron	39,472	2,902
ConocoPhillips	22,620	1,628
CONSOL Energy	12,600	405
Devon Energy	4,500	302
EOG Resources	5,540	346
ExxonMobil	111,828	8,569
Murphy Oil	11,600	590
Occidental Petroleum	7,660	374

Spectra Energy (1)(2)	14,150	393
Total, ADR	5,660	407
Valero Energy	8,000	409
Williams Companies	39,700	1,037
XTO Energy	7,300	344
		17,902
Total Energy		23,272

FINANCIALS 22.2%

Capital Markets 4.5%

Affiliated Managers Group (1)	4,200	442
Ameriprise Financial	7,400	403
Charles Schwab	20,700	400
E*TRADE Financial (1)	43,000	964
Franklin Resources	4,000	441
Goldman Sachs	10,700	2,133
Investors Financial Services	6,700	286
Legg Mason	4,200	399
Lehman Brothers	17,800	1,391
Merrill Lynch	3,600	335
Morgan Stanley	23,200	1,889
Northern Trust	4,300	261
State Street	14,300	964
		10,308

Commercial Banks 4.5%

Fifth Third Bancorp	29,000	1,187
First Horizon National	16,800	702
SunTrust	21,600	1,824
Synovus Financial	31,600	974
U.S. Bancorp	64,000	2,316
Wells Fargo	92,800	3,300
		10,303

Consumer Finance 0.8%		
American Express	17,600	1,068
SLM Corporation	14,000	683
		1,751
Diversified Financial Services 5.9%		
Bank of America	55,696	2,973
Chicago Mercantile Exchange Holdings	2,020	1,030
Citigroup	108,900	6,066
IntercontinentalExchange (1)	5,200	561
JPMorgan Chase	50,700	2,449
Moody's	4,200	290
		13,369
Insurance 4.6%		
American International Group	55,200	3,956
Aon	17,400	615
Axis Capital Holdings	6,300	210
Genworth Financial, Class A	14,600	499
Hartford Financial Services	9,600	896
Loews	5,200	216
Marsh & McLennan	7,200	221
MetLife	23,300	1,375
Progressive Corporation	10,900	264
Prudential Financial	12,400	1,065
St. Paul Travelers Companies	8,159	438
Willis Group Holdings	6,400	254
XL Capital	5,100	367
		10,376
Real Estate Investment Trusts (REITs) 1.1%		
Archstone-Smith Trust, REIT	13,100	763
Boston Properties, REIT	7,300	817
Kimco Realty, REIT	3,200	144
Potlatch, REIT	556	24

ProLogis, REIT	7,200	437
Simon Property Group, REIT	4,000	405
		2,590

Thrifts & Mortgage Finance 0.8%

Countrywide Credit	27,000	1,146
Sovereign Bancorp	8,400	213
Washington Mutual	10,300	469
		1,828
Total Financials		50,525

HEALTH CARE 12.0%

Biotechnology 1.4%

Amgen (1)	22,000	1,503
Biogen Idec (1)	6,770	333
Celgene (1)	4,600	265
Cephalon (1)	1,900	134
Genentech (1)	1,890	153
Genzyme (1)	2,000	123
Gilead Sciences (1)	10,880	706
		3,217

Health Care Equipment & Supplies 1.5%

Alcon	2,600	291
Baxter International	4,400	204
Becton, Dickinson	4,100	288
Boston Scientific (1)	30,700	527
C R Bard	1,800	149
Hospira (1)	5,800	195
Medtronic	25,100	1,343
St. Jude Medical (1)	11,500	420
Zimmer Holdings (1)	700	55
		3,472

INDUSTRIALS & BUSINESS SERVICES 11.4%

Aerospace & Defense 2.3%		
Boeing	13,000	1,155
General Dynamics	5,700	424
Honeywell International	19,900	900
L-3 Communication	800	65
Raytheon	13,500	713
Rockwell Collins	17,100	1,082
United Technologies	15,500	969
		5,308
Air Freight & Logistics 0.4%		
Expeditors International of Washington	12,200	494
Fedex	1,800	196
UPS, Class B	4,300	322
		1,012
Airlines 0.2%		
Southwest Airlines	33,600	515
		515
Building Products 0.2%		
American Standard	2,500	115
Masco	11,200	334
		449
Commercial Services & Supplies 0.8%		
Avery Dennison	5,200	353
Pitney Bowes	7,500	347
Republic Services	11,900	484
Robert Half International	6,840	254
Waste Management	8,300	305
		1,743

Construction & Engineering 0.1%		
Fluor	1,700	139
		139
Industrial Conglomerates 4.9%		
3M	20,300	1,582
GE	192,800	7,174
Tyco International	84,200	2,560
		11,316
Machinery 1.4%		
Caterpillar	2,700	166
Danaher	19,000	1,376
Eaton	2,800	210
Illinois Tool Works	25,700	1,187
Joy Global	2,400	116
Pall	4,400	152
		3,207
Road & Rail 1.0%		
Norfolk Southern	26,700	1,343
Union Pacific	10,400	957
		2,300
Trading Companies & Distributors 0.1%		
Fastenal	3,800	136
		136
Total Industrials & Business Services		26,125
INFORMATION TECHNOLOGY 15.4%		
Communications Equipment 2.7%		
Alcatel-Lucent, ADR	17,996	256
Ciena (1)	2,500	69
Cisco Systems (1)	97,300	2,659
Juniper Networks (1)	60,400	1,144

Motorola	52,800	1,086
QUALCOMM	25,200	952
		6,166
Computers & Peripherals 3.6%		
Apple Computer (1)	24,600	2,087
Dell (1)	64,400	1,616
EMC (1)	29,300	387
Hewlett-Packard	32,100	1,322
IBM	6,100	593
Network Appliance (1)	5,200	204
Sandisk (1)	4,800	207
Sun Microsystems (1)	311,900	1,690
		8,106
Electronic Equipment & Instruments 0.2%		
Flextronics (1)	12,500	143
Jabil Circuit	10,900	268
Tektronix	4,000	117
		528
Internet Software & Services 1.6%		
CNET Networks (1)	9,000	82
Google, Class A (1)	5,000	2,302
Monster Worldwide (1)	7,900	368
VeriSign (1)	19,300	464
Yahoo! (1)	19,600	501
		3,717
IT Services 1.1%		
Accenture, Class A	11,630	430
Affiliated Computer Services, Class A (1)	3,900	190
Automatic Data Processing	17,850	879
Checkfree (1)	3,500	141
Computer Sciences (1)	2,900	155
Fidelity National Information	2,500	100

First Data	13,600	347
Western Union	13,600	305
		2,547
Semiconductor & Semiconductor Equipment 2.7%		
Advanced Micro Devices (1)	28,800	586
Analog Devices	15,000	493
Applied Materials	48,500	895
ASML Holding, ADS (1)	9,100	224
Broadcom, Class A (1)	7,800	252
Intel	107,600	2,179
Marvell Technology Group (1)	40,100	770
Maxim Integrated Products	11,300	346
Texas Instruments	12,100	348
		6,093
Software 3.5%		
Autodesk (1)	15,300	619
Electronic Arts (1)	4,800	242
McAfee (1)	14,500	412
Microsoft	166,700	4,978
NAVTEQ (1)	4,900	171
Oracle (1)	42,900	735
Red Hat (1)	34,700	798
		7,955
Total Information Technology		35,112
MATERIALS 2.5%		
Chemicals 1.3%		
Dow Chemical	18,100	723
DuPont	18,300	891
Ecolab	7,000	316
Monsanto	11,600	609
Praxair	5,200	309

Sigma Aldrich	1,100	86
		2,934
Metals & Mining 0.8%		
Alcoa	11,400	342
Newmont Mining	8,400	379
Nucor	7,800	426
Phelps Dodge	900	108
Rio Tinto, ADR	2,200	468
		1,723
Paper & Forest Products 0.4%		
Bowater	3,900	88
International Paper	16,500	562
Weyerhaeuser	4,600	325
		975
Total Materials		5,632
TELECOMMUNICATION SERVICES 3.4%		
Diversified Telecommunication Services 2.3%		
AT&T	60,200	2,152
BellSouth	37,100	1,748
Telus, Non-Voting Shares	7,000	312
Verizon Communications	25,800	961
		5,173
Wireless Telecommunication Services 1.1%		
American Tower Systems, Class A (1)	27,517	1,026
Crown Castle International (1)	30,400	982
Rogers Communications, Class B	8,300	495
		2,503
Total Telecommunication Services		7,676

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Capital Opportunity Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in U.S. common stocks. The fund has three classes of shares: the Capital Opportunity Fund original share class, referred to in this report as the Investor Class, offered since November 30, 1994; the Capital Opportunity Fund—Advisor Class (Advisor Class), offered since December 31, 2004; and the Capital Opportunity Fund—R Class (R Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual, period June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the year ended December 31, 2006, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2006, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $124,780,000 and $101,104,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, totaled $2,030,000 and were characterized as ordinary income. At December 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2006, the fund utilized $6,214,000 of capital loss carryforwards. As of December 31, 2006, the fund had $4,407,000 of capital loss carryforwards, of which $1,566,000 expire in 2010, and $2,841,000 expire in 2011.

At December 31, 2006, the cost of investments for federal income tax purposes was $189,853,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

Each class is also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, expenses in the amount of $12,000 were reimbursed by the manager during the year ended December 31, 2006.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $103,000 for Price Associates, $152,000 for T. Rowe Price Services, Inc., and $13,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to/from Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $92,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $1,759,000 and $1,457,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,193,988 shares of the Investor Class, 18,956 shares of the Advisor Class, and 18,868 shares of the R Class, aggregating 9% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Capital Opportunity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Capital Opportunity Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $2,085,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $2,085,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
2001	Director, Mercantile Bankshares (4/03 to present); Member, Advisory
Board, Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1994	Haven Group, a custom manufacturer of modular homes (1/04
to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to present),
1994	and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to
12/05), Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director, T. Rowe
[115]	Price International, Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Savings Bank; Director,
T. Rowe Price Global Asset Management Limited and T. Rowe Price
Global Investment Services Limited; Chief Executive Officer, Chairman
of the Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
(1945)	Price Trust Company
1994
[15]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Laurie M. Bertner (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Capital Opportunity Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

D. Kyle Cerminara, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Analyst, Mellon Growth
Advisors and Fidelity Management and Research
(to 2003)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Capital Opportunity	T. Rowe Price; Vice President, T. Rowe Price
Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Trust Company

Ann M. Holcomb, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., and T. Rowe Price Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Capital Opportunity Fund	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Capital Opportunity Fund	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, Capital Opportunity Fund

Charles G. Pepin (1966)	Vice President, T. Rowe Price and T. Rowe
Vice President, Capital Opportunity Fund	Price Group, Inc.; Director, T. Rowe Price
Trust Company

Robert T. Quinn, Jr. (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Director of Investment
Banking, UBS Investment Bank (to 2004)

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
President, Capital Opportunity Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Capital Opportunity Fund

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Capital Opportunity Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Opportunity Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007